UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2016 (May 4, 2016)

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POOL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana	70433-5001
(Address of principal executive offices)	(Zip Code)

985-892-5521
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As noted in Item 5.07 below, at the Annual Meeting of Stockholders on May 4, 2016, the stockholders of Pool Corporation (the Company) re-approved the Pool Corporation Strategic Plan Incentive Program (the SPIP); approved the Pool Corporation Amended and Restated 2007 Long-Term Incentive Plan (the LTIP); approved the Pool Corporation Executive Officer Annual Incentive Plan (the AIP); and approved the Pool Corporation Amended and Restated Employee Stock Purchase Plan (the ESPP).

The SPIP is a cash-based, medium term pay for performance program designed to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (Section 162(m)). The SPIP is administered by the Compensation Committee of the Company's Board of Directors (the Committee), and provides for awards that pay out after a three-year performance period. Executive officers and senior management are eligible to participate in the SPIP when designated by the Committee. Under the SPIP, participants are eligible to earn an award based upon the Company's earnings per share growth at a compounded annual rate of at least 10% during each three-year performance period. No participant may be paid an award of more than $1,500,000 during any fiscal year. This summary is qualified in its entirety by the terms of the SPIP, a copy of which is filed as Exhibit 10.1 to this report on Form 8‑K.

The purpose of the LTIP is to increase stockholder value and to advance the interests of the Company and its subsidiaries by furnishing stock-based economic incentives designed to attract, retain, reward and motivate key employees, officers, directors, consultants and advisors to the Company and to strengthen the mutuality of interests between service providers and our stockholders. The Committee administers the LTIP, and has the authority to grant and set the terms of incentives under the LTIP. The types of incentives that may be granted under the LTIP are stock options and restricted stock. The primary purposes of the amendment and restatement of the LTIP were to (i) permit performance-based awards under the LTIP to be structured to be deductible under Section 162(m); (ii) increase the aggregate number of shares available for issuance pursuant to awards under the LTIP by 3,900,000 shares; (iii) increase the sublimit applicable to the number of shares that may be granted as restricted stock by 1,000,000 shares; and (iv) provide that, unless otherwise determined by the Committee, incentives granted under the LTIP will only accelerate in connection with a change of control if the participant experiences a qualifying termination. As amended and restated, the maximum number of shares that may be granted under the LTIP is 9,315,000, of which only 2,300,000 shares may be issued as restricted stock awards. In addition, in any fiscal year a single participant may not be granted incentives relating to the lesser of 400,000 stock options or 150,000 shares of restricted stock, except that non-employee directors may be granted incentives with respect to no more than 10,000 shares per fiscal year. Restricted stock granted under the LTIP must be made subject to the following minimum vesting periods. For time-based awards, except for awards to directors, a three‑year vesting period is required, with incremental vesting of portions of the award permitted. For performance-based awards and awards to directors, a one-year vesting period is permitted. The LTIP may be amended or terminated at any time by the Company’s Board of Directors, subject to the requirement that certain amendments may not be made without stockholder approval. In addition, no amendment may materially impair an incentive previously granted without the consent of the recipient. This summary is qualified in its entirety by the terms of the LTIP, a copy of which is filed as Exhibit 10.2 to this Form 8-K.

The purpose of the AIP is to provide annual incentive bonus opportunities for certain designated executive officers of the Company based on the achievement of pre-established performance goals. The AIP, which will be administered by the Committee, will be used in fiscal years 2016 through 2020, unless terminated earlier by the Committee. Under the AIP, participants will earn annual cash awards based on the Company’s performance relative to defined goals established by the Committee each year. No later than 90 days after the beginning of a plan year, the Committee must establish the performance goals applicable for the plan year and determine each participant’s target award. If the minimum performance goals established by the Committee are not achieved, then no payment will be made under the AIP, and the Committee has the right to reduce or eliminate a participant’s award even if the applicable performance goals are achieved. The AIP provides that no participant may receive an annual award exceeding the lesser of two times the participant’s base salary or $2 million for a given year. The AIP was presented to the Company’s stockholders for approval in order that awards under the AIP may be structured to be deductible under Section 162(m). This summary is qualified in its entirety by the terms of the AIP, a copy of which is filed as Exhibit 10.3 to this Form 8-K.

The ESPP provides an opportunity for eligible employees to become stockholders in the Company, with incentive to maximize stockholder value and enables the Company to attract, retain and reward the best available employees. As amended and restated, the ESPP is administered by the Committee and consists of two components: a “423 Component,” which is designed to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended, and a “Non‑423 Component,” which may be used for offerings to employees who are foreign nationals or employed outside the United States. The ESPP allows employees to purchase shares at a purchase price per share of Common Stock that will not be less than eighty-five percent (85%) of the lesser of (i) the closing trading price of the Common Stock on the first trading day of an offering period or (ii) the closing trading price of the Common Stock on the purchase date, unless otherwise determined by the Committee with respect to offerings under the Non-423 Component. The ESPP has two consecutive offering periods, each consisting of one six‑month plan period, although the Committee has authority to establish additional or alternative sequential or overlapping offering periods, a different number of plan periods within an offering period, or a different duration of offering periods with respect to future offerings, provided that no offering period may have a duration that exceeds 27 months. Eligible employees elect whether to participate in a plan period prior to that plan period. A total of 956,250 shares of Common Stock may be issued under the ESPP. This summary is qualified in its entirety by the terms of the ESPP, a copy of which is filed as Exhibit 10.4 to this Form 8‑K.

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)  Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Pool Corporation was held on May 4, 2016.

(b)  Voting Results

Stockholders elected eight directors to serve a one-year term or until their successors are elected and qualified.  The final votes with respect to each director were as follows:

	Number of Shares
	For	Withheld	Abstain	Broker Non-Votes
Andrew W. Code	34,774,890	1,684,413	46,142	2,829,492
Timothy M. Graven	36,361,401	107,165	36,879	2,829,492
Manuel J. Perez de la Mesa	36,285,305	174,222	45,918	2,829,492
Wilson B. Sexton	36,249,348	209,999	46,098	2,829,492
Harlan F. Seymour	36,172,510	286,298	46,637	2,829,492
Robert C. Sledd	34,792,884	1,665,855	46,706	2,829,492
John E. Stokely	36,096,592	362,174	46,679	2,829,492
David G. Whalen	36,347,133	104,337	53,975	2,829,492

Stockholders ratified the retention of Ernst & Young LLP, certified public accountants, as our independent registered public accounting firm for the fiscal year ending December 31, 2016.  The final votes were as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
39,034,893	219,970	80,074	—

Stockholders approved, on an advisory and non-binding basis, the compensation of our named executive officers (the say-on-pay vote).  The final votes were as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
35,766,756	646,597	92,092	2,829,492

Stockholders re-approved the Pool Corporation Strategic Plan Incentive Plan.  The final votes were as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
36,151,237	282,311	71,897	2,829,492

Stockholders approved the Pool Corporation Amended and Restated 2007 Long-Term Incentive Plan.  The final votes were as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
32,906,395	3,527,160	71,890	2,829,492

Stockholders approved the Pool Corporation Executive Officer Annual Incentive Plan.  The final votes were as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
36,097,165	335,339	72,941	2,829,492

Stockholders approved the Pool Corporation Amended and Restated Employee Stock Purchase Plan.  The final votes were as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
35,789,126	685,787	30,532	2,829,492

Item 7.01  Regulation FD Disclosure.

On May 6, 2016, Pool Corporation issued the press release included herein as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press release issued by Pool Corporation on May 6, 2016, announcing the declaration of an increased quarterly cash dividend and the voting results of its annual meeting.
10.1	Pool Corporation Strategic Plan Incentive Program
10.2	Pool Corporation Amended and Restated 2007 Long-Term Incentive Plan
10.3	Pool Corporation Executive Officer Annual Incentive Plan
10.4	Pool Corporation Amended and Restated Employee Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By:	/s/ Mark W. Joslin
Mark W. Joslin
Senior Vice President and Chief Financial Officer

Dated: May 6, 2016